UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 14, 2004

(Date of earliest event reported)

BANCWEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-7949 (Commission File Number)	99-0156159 (IRS Employer Identification No.)

999 Bishop Street, Honolulu, Hawaii (Address of principal executive offices)	96813 (Zip Code)

Registrant’s telephone number, including area code: (808) 525-7000

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

     The following exhibits are furnished herewith:

Exhibit No.	Description of Exhibit

99.1	News Release dated January 14, 2004

Item 12. Results of Operations and Financial Condition.

     On January 14, 2004, BancWest Corporation (the “Company”) issued a financial information release for the quarter and year ended December 31, 2003. The financial information release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 14, 2004

BANCWEST CORPORATION (Registrant)

By:	/s/ DOUGLAS C. GRIGSBY

Douglas C. Grigsby
Executive Vice President, Chief
Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	News Release dated January 14, 2004 with respect to the Company’s quarter and year ended December 31, 2003 earnings